Exhibit 99.2

Financial Highlights

UDR, Inc.
As of End of Fourth Quarter 2014 (1)
(Unaudited)

		Actual Results	Actual Results	Guidance as of December 31, 2014
Dollars in thousands, except per share		4Q 2014	YTD 2014	1Q 2015	Full-Year 2015
Per Share Metrics
FFO per common share, diluted		$0.40	$1.56	$0.41 to $0.43	$1.60 to $1.66
FFO as Adjusted per common share, diluted		$0.39	$1.52	$0.38 to $0.40	$1.58 to $1.64
Adjusted Funds from Operations ("AFFO") per common share, diluted		$0.34	$1.35	$0.35 to $0.37	$1.41 to $1.47
Dividend per share		$0.26	$1.04	$0.2775	$1.11 (2)

Same-Store Operating Metrics
Revenue growth		4.2%	4.3%	--	3.75% to 4.25%
Expense growth		1.9%	2.5%	--	2.50% to 3.00%
NOI growth		5.1%	5.2%	--	4.00% to 5.00%
Physical Occupancy		96.7%	96.7%	--	96.5%

Property Metrics			Homes	Communities	% of Total NOI
Same-Store			35,672	128	74.5%
Stabilized, Non-Mature			2,453	6	7.8%
Acquired Communities			162	1	0.3%
Redevelopment			739	1	3.6%
Development, completed (refer to Attachment 9)			825	3	0.5%
Non-Residential / Other			N/A	N/A	1.6%
Joint Venture (includes completed JV developments) (3)			10,055	36	11.7%
Sub-total, completed homes			49,906	175	100%
Under Development			369	1	-
Joint Venture Development			1,018	3	-
Total expected homes (4)			51,293	179	100%

Balance Sheet Metrics (adjusted for non-recurring items)			Market Capitalization
	4Q 2014	4Q 2013		4Q 2014	% of Total
Interest Coverage Ratio	3.67x	3.16x	Total debt	$3,583,105	30.2%
Fixed Charge Coverage Ratio	3.58x	3.09x	Common stock equivalents (5)	8,271,095	69.8%
Leverage Ratio	38.6%	39.2%	Total market capitalization	$11,854,200	100.0%
Net Debt-to-EBITDA	6.5x	7.0x

Development, Redevelopment and Participating Loan Investment

DelRay Tower - Alexandria, VA Completion Date: 4Q 2014

Beach & Ocean - Huntington Beach, CA Completion Date: 4Q 2014

Steele Creek - Denver, CO Completion Date: 3Q 2015

Pier 4 - Boston, MA Completion Date: 2Q 2015

(1) See Attachment 16 for definitions and other terms.
(2) Annualized for 2015.
(3) Joint venture NOI is based on UDR's pro rata share. Homes and communities at 100%.
(4) Excludes 218 homes under development at Steele Creek, where we have a participating loan investment as described in Attachment 12.
(5) Based on a common share price of $30.82 at December 31, 2014.

Attachment 1

UDR, Inc.
Consolidated Statements of Operations (1)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2014	2013	2014	2013
REVENUES:
Rental income (2)	$206,104	$190,321	$805,002	$746,484
Joint venture management and other fees	3,445	3,095	13,044	12,442
Total revenues	209,549	193,416	818,046	758,926
OPERATING EXPENSES:
Property operating and maintenance	36,782	36,660	149,428	144,319
Real estate taxes and insurance	25,331	23,477	99,175	93,765
Property management	5,668	5,233	22,138	20,528
Other operating expenses	2,174	1,925	8,271	7,136
Real estate depreciation and amortization	91,406	88,301	358,154	339,532
Acquisition costs	107	—	373	—
General and administrative	11,615	11,532	47,427	42,238
Casualty-related (recoveries)/charges, net	41	—	541	(12,253)
Other depreciation and amortization	2,117	3,281	5,775	6,741
Total operating expenses	175,241	170,409	691,282	642,006
Operating income	34,308	23,007	126,764	116,920
Income/(loss) from unconsolidated entities (3)	(2,074)	5,666	(7,006)	(415)
Interest expense	(32,792)	(33,360)	(130,262)	(125,905)
Other debt (charges)/benefits, net (4)	—	—	(192)	(178)
Total Interest expense	(32,792)	(33,360)	(130,454)	(126,083)
Interest and other income/(expense), net	(44)	1,328	11,858	4,619
Income/(loss) before income taxes, discontinued operations and gain/(loss) on sale of real estate	(602)	(3,359)	1,162	(4,959)
Tax benefit/(provision), net (3) (5)	7,087	(15)	15,098	7,299
Income/(loss) from continuing operations	6,485	(3,374)	16,260	2,340
Income/(loss) from discontinued operations, net of tax (6)	—	41,376	10	43,942
Income/(loss) before gain/(loss) on sale of real estate owned	6,485	38,002	16,270	46,282
Gain/(loss) on sale of real estate owned, net of tax (6)	61,267	—	143,572	—
Net income/(loss)	67,752	38,002	159,842	46,282
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(2,340)	(1,332)	(5,511)	(1,530)
Net (income)/loss attributable to noncontrolling interests	5	30	3	60
Net income/(loss) attributable to UDR, Inc.	65,417	36,700	154,334	44,812
Distributions to preferred stockholders - Series E (Convertible)	(931)	(931)	(3,724)	(3,724)
Net income/(loss) attributable to common stockholders	$64,486	$35,769	$150,610	$41,088

Income/(loss) per weighted average common share - basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.25	$(0.02)	$0.60	$(0.01)
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.16	$0.00	$0.17
Net income/(loss) attributable to common stockholders	$0.25	$0.14	$0.60	$0.16
Income/(loss) per weighted average common share - diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.25	$(0.02)	$0.59	$(0.01)
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.16	$0.00	$0.17
Net income/(loss) attributable to common stockholders	$0.25	$0.14	$0.59	$0.16
Common distributions declared per share	$0.260	$0.235	$1.040	$0.940
Weighted average number of common shares outstanding - basic	253,983	249,987	251,528	249,969
Weighted average number of common shares outstanding - diluted	256,000	249,987	253,445	249,969

(1) See Attachment 16 for definitions and other terms.
(2) The twelve months ended December 31, 2013 is impacted by $3.4 million of lost rent due to business interruption related to Hurricane Sandy.
(3) During 4Q13, the Company sold its interest in the Lodge at Stoughton community and recognized a gross GAAP gain of $8.3 million, which was recorded as income/(loss) from unconsolidated entities, and related tax expense of $3.0 million, which was recorded as tax benefit/(provision), net.

(4) Includes prepayment penalties, write-off of deferred financing costs and unamortized discounts/premiums on early debt extinguishment.
(5) During 4Q14, the Company recognized a one-time tax benefit of $5.8 million related to the conversion of certain taxable REIT subsidiary entities into REIT's. This benefit has been deducted from FFO as Adjusted on Attachment 2.

(6) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Subsequent to the adoption, gain/(loss) on the sale of communities is recorded as gain/(loss) on sale of real estate owned, net of tax.

Attachment 2

UDR, Inc.
Funds From Operations (1)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2014	2013	2014	2013
Net income/(loss) attributable to UDR, Inc.	$65,417	$36,700	$154,334	$44,812
Distributions to preferred stockholders	(931)	(931)	(3,724)	(3,724)
Real estate depreciation and amortization, including discontinued operations	91,406	88,651	358,154	341,490
Noncontrolling interests	2,335	1,302	5,508	1,470
Real estate depreciation and amortization on unconsolidated joint ventures	12,207	7,718	42,133	33,180
Net (gain)/loss on the sale of depreciable property, excluding TRS	(63,443)	(40,450)	(144,703)	(40,450)
Funds from operations ("FFO"), basic	$106,991	$92,990	$411,702	$376,778
Distributions to preferred stockholders - Series E (Convertible)	931	931	3,724	3,724
FFO, diluted	$107,922	$93,921	$415,426	$380,502
FFO per common share, basic	$0.41	$0.36	$1.58	$1.45
FFO per common share, diluted	$0.40	$0.36	$1.56	$1.44
Weighted average number of common shares and OP Units outstanding - basic	263,149	259,310	260,775	259,306
Weighted average number of common shares, OP Units, and common stock
equivalents outstanding - diluted	268,201	263,908	265,728	263,926
Impact of adjustments to FFO:
Acquisition-related costs/(fees), including joint ventures	$264	$—	$442	$(254)
Costs/(benefit) associated with debt extinguishment and tender offer	—	—	192	178
(Gain)/loss on sale of land	2,176	—	1,056	—
Net gain on prepayment of note receivable	—	—	(8,411)	—
Gain on sale of TRS property/marketable securities (2)	—	(2,651)	—	(2,651)
Tax benefit associated with the conversion of certain TRS entities into REITs (3)	(5,770)	—	(5,770)	—
Casualty-related (recoveries)/charges, net (4)	41	—	541	(9,665)
	$(3,289)	$(2,651)	$(11,950)	$(12,392)
FFO as Adjusted, diluted	$104,633	$91,270	$403,476	$368,110
FFO as Adjusted per common share, diluted	$0.39	$0.35	$1.52	$1.39
Recurring capital expenditures	(13,944)	(11,732)	(43,921)	(42,707)
AFFO	$90,689	$79,538	$359,555	$325,403
AFFO per common share, diluted	$0.34	$0.30	$1.35	$1.23

(1) See Attachment 16 for definitions and other terms.
(2) $2.7 million of the net gain on the sale of our interest in the unconsolidated joint venture (discussed in note 3 on Attachment 1) is included in FFO and excluded from FFO as Adjusted as it was a gain on a development asset, which is incidental to our main business. The $2.7 million FFO gain represents the net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

(3) During 4Q14, the Company recognized a one-time tax benefit of $5.8 million related to the conversion of certain taxable REIT subsidiary entities into REIT's.
(4) 2014 adjustment relates to damages at our Rosebeach community in California as a result of the earthquake in March 2014 and the storm that hit the west coast in December 2014. 2013 adjustment primarily represents the portion of Hurricane Sandy insurance recoveries in 2013 that relate to the $9.3 million in charges added back to FFO as Adjusted in 4Q12. The difference between the casualty-related recoveries reflected on the Consolidated Statements of Operations and the adjustment above represents the amount of 2013 business interruption recoveries during 2013. The business interruption insurance recoveries are offset by lost rental revenues from the business interruption in 2013.

Attachment 3

UDR, Inc.
Consolidated Balance Sheets
	December 31,	December 31,
In thousands, except share and per share amounts	2014	2013
ASSETS	(unaudited)	(audited)
Real estate owned:
Real estate held for investment	$8,205,627	$7,723,844
Less: accumulated depreciation	(2,434,772)	(2,200,815)
Real estate held for investment, net	5,770,855	5,523,029
Real estate under development
(net of accumulated depreciation of $0 and $1,411)	177,632	466,002
Real estate held for disposition
(net of accumulated depreciation of $0 and $6,568)	—	10,152
Total real estate owned, net of accumulated depreciation	5,948,487	5,999,183
Cash and cash equivalents	15,224	30,249
Restricted cash	22,340	22,796
Deferred financing costs, net	22,686	26,924
Notes receivable, net	14,369	83,033
Investment in and advances to unconsolidated joint ventures, net	718,226	507,655
Other assets	105,202	137,882
Total assets	$6,846,534	$6,807,722
LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,361,529	$1,442,077
Unsecured debt	2,221,576	2,081,626
Real estate taxes payable	15,978	13,847
Accrued interest payable	34,215	32,279
Security deposits and prepaid rent	34,064	27,203
Distributions payable	69,460	61,907
Accounts payable, accrued expenses, and other liabilities	91,282	118,682
Total liabilities	3,828,104	3,777,621
Redeemable noncontrolling interests in the OP	282,480	217,597
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,803,812 shares at December 31, 2013)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized
255,114,603 shares issued and outstanding (250,749,665 shares at December 31, 2013)	2,551	2,507
Additional paid-in capital	4,223,747	4,109,765
Distributions in excess of net income	(1,528,917)	(1,342,070)
Accumulated other comprehensive income/(loss), net	(8,855)	(5,125)
Total stockholders' equity	2,735,097	2,811,648
Noncontrolling interests	853	856
Total equity	2,735,950	2,812,504
Total liabilities and equity	$6,846,534	$6,807,722

Attachment 4(A)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
		4Q 2014 Weighted	December 31,	4Q 2013 Weighted	December 31,
Common Stock and Equivalents		Average	2014	Average	2013
Common shares (2)		253,982,843	254,114,631	249,987,307	249,990,920
Restricted shares		1,236,212	999,972	758,641	758,745
Total common stock		255,219,055	255,114,603	250,745,948	250,749,665
Stock options and restricted stock equivalents		780,801	1,052,147	804,166	765,591
Operating partnership units		7,414,215	7,413,802	7,570,783	7,567,252
Preferred OP units		1,751,671	1,751,671	1,751,671	1,751,671
Convertible preferred Series E stock (3)		3,035,548	3,035,548	3,035,548	3,035,548
Total common stock and equivalents		268,201,290	268,367,771	263,908,116	263,869,727

		December 31,		December 31,
Market Capitalization, In thousands		2014	% of Total	2013	% of Total
Total debt		$3,583,105	30.2%	$3,523,703	36.4%
Common stock and equivalents ($30.82 at 12/31/14 and $23.35 at 12/31/13)		8,271,095	69.8%	6,161,358	63.6%
Total market capitalization		$11,854,200	100.0%	$9,685,061	100.0%

				Gross	% of
	Number of	4Q 2014 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,017	$100,832	70.0%	$6,154,299	73.4%
Encumbered assets	12,834	43,159	30.0%	2,228,960	26.6%
	39,851	$143,991	100.0%	$8,383,259	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Includes the effect of the ATM issuance of 3.4 million shares at an average price of $29.95 and a net price of $29.36 during the twelve months ended December 31, 2014.
(3) At December 31, 2014, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.
Selected Financial Information
(Unaudited)
							Weighted	Weighted
							Average	Average Years
Debt Structure, In thousands				Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed			$969,296	(1)	27.1%	5.3%	3.0
	Floating			392,233	(2)	10.9%	1.4%	5.7
	Combined			1,361,529		38.0%	4.2%	3.8

Unsecured	Fixed			2,034,076	(3)	56.8%	4.1%	4.8
	Floating			187,500		5.2%	1.1%	3.0
	Combined			2,221,576		62.0%	3.8%	4.6

Total Debt	Fixed			3,003,372		83.9%	4.5%	4.2
	Floating			579,733		16.1%	1.3%	4.8
	Combined			$3,583,105		100.0%	3.9%	4.3

Debt Maturities, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2015	$190,462		$325,170	$—		$515,632	14.4%	5.5%
2016	131,462	(4)	83,260	—		214,722	6.0%	5.0%
2017	281,426		—	152,500	(5)	433,926	12.1%	3.0%
2018	224,788		648,534	—		873,322	24.3%	3.1%
2019	319,982		—	—		319,982	8.9%	4.4%
2020	90,000		299,954	—		389,954	10.9%	3.8%
2021	—		—	—		—	—	—
2022	—		397,477	—		397,477	11.1%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
2024	—		314,654	—		314,654	8.8%	4.0%
Thereafter	27,000		27	—		27,027	0.8%	0.9%
	$1,361,529		$2,069,076	$152,500		$3,583,105	100.0%	3.9%

Debt Maturities With Extensions, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2015	$190,462		$325,170	$—		$515,632	14.4%	5.5%
2016	60,856		83,260	—		144,116	4.0%	4.5%
2017	352,032		—	—		352,032	9.8%	4.4%
2018	224,788		648,534	152,500	(5)	1,025,822	28.6%	2.8%
2019	319,982		—	—		319,982	8.9%	4.4%
2020	90,000		299,954	—		389,954	10.9%	3.8%
2021	—		—	—		—	—	—
2022	—		397,477	—		397,477	11.1%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
2024	—		314,654	—		314,654	8.8%	4.0%
Thereafter	27,000		27	—		27,027	0.8%	0.9%
	$1,361,529		$2,069,076	$152,500		$3,583,105	100.0%	3.9%

(1) Includes $50 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 4.0%.
(2) Includes $289.5 million of debt with a weighted average interest cap of 8.0% on the underlying index.
(3) Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 2.0%.
(4) Includes $70.6 million of financing with a one year extension at UDR's option.
(5) UDR's $900 million line of credit has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 100 basis points and a facility fee of 15 basis points.

Attachment 4(C)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
			Quarter Ended
Coverage Ratios			December 31, 2014
Net income/(loss) attributable to UDR, Inc.			$65,417
Adjustments (includes continuing and discontinued operations):
Interest expense			32,792
Real estate depreciation and amortization			91,406
Real estate depreciation and amortization on unconsolidated joint ventures			12,207
Other depreciation and amortization			2,117
Noncontrolling interests			2,335
Income tax expense/(benefit)			(7,087)
EBITDA			$199,187
(Gain)/loss on sale of real estate owned, net of tax			(61,267)
Acquisition-related costs/(fees), including joint ventures			264
Casualty-related (recoveries)/charges, net			41
EBITDA - adjusted for non-recurring items			$138,225

Annualized EBITDA - adjusted for non-recurring items			$552,900
Interest expense			$32,792
Capitalized interest expense			4,854
Total interest			$37,646
Preferred dividends			$931
Total debt			$3,583,105
Cash			15,224
Net debt			$3,567,881
Interest Coverage Ratio			5.29	x
Fixed Charge Coverage Ratio			5.16	x
Interest Coverage Ratio - adjusted for non-recurring items			3.67	x
Fixed Charge Coverage Ratio - adjusted for non-recurring items			3.58	x
Net Debt-to-EBITDA, adjusted for non-recurring items			6.5	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	38.8%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.9	Yes
Maximum Secured Debt Ratio	≤40.0%	18.9%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	317.1%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	38.7%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.7	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	14.7%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	282.4%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody's Investors Service	Baa1 (4)	Baa2	Stable
Standard & Poor's	BBB	BB+	Positive (4)

(1) See Attachment 16 for definitions and other terms.
(2) As defined in our credit agreement dated October 25, 2011 as amended June 6, 2013.
(3) As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.
(4) Received a senior unsecured credit upgrade from Moody's Investor Services to Baa1 and a changed outlook from S&P Rating Services to BBB, Positive.

Attachment 5

UDR, Inc.
Operating Information (1)
(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenues
Same-Store Communities	35,672	$168,805	$168,423	$166,173	$163,177	$162,054
Stabilized, Non-Mature Communities	2,453	17,163	16,010	13,684	11,282	8,597
Acquired Communities	162	623	131	—	—	—
Redevelopment Communities	739	9,273	9,094	8,112	8,003	8,088
Development Communities	825	2,403	1,213	822	460	131
Non-Residential / Other (2)	—	4,634	4,776	4,332	3,854	3,401
Total	39,851	$202,901	$199,647	$193,123	$186,776	$182,271
Expenses
Same-Store Communities		$48,970	$51,502	$49,058	$49,256	$48,040
Stabilized, Non-Mature Communities		4,588	4,403	4,065	3,995	3,234
Acquired Communities		202	29	—	—	—
Redevelopment Communities		3,496	3,479	3,389	3,322	3,311
Development Communities		1,577	1,188	635	475	358
Non-Residential / Other (2)		2,147	1,662	568	2,210	2,449
Total		$60,980	$62,263	$57,715	$59,258	$57,392
Net Operating Income
Same-Store Communities		$119,835	$116,921	$117,115	$113,921	$114,014
Stabilized, Non-Mature Communities		12,575	11,607	9,619	7,287	5,363
Acquired Communities		421	102	—	—	—
Redevelopment Communities		5,777	5,615	4,723	4,681	4,777
Development Communities		826	25	187	(15)	(227)
Non-Residential / Other (2)		2,487	3,114	3,764	1,644	952
Total		$141,921	$137,384	$135,408	$127,518	$124,879
Operating Margin
Same-Store Communities		71.0%	69.4%	70.5%	69.8%	70.4%
Average Physical Occupancy
Same-Store Communities		96.7%	96.8%	96.8%	96.2%	96.2%
Stabilized, Non-Mature Communities		96.0%	88.1%	77.9%	68.5%	56.0%
Acquired Communities		90.5%	77.0%	—	—	—
Redevelopment Communities		96.7%	95.5%	87.8%	87.7%	92.9%
Development Communities		60.1%	61.0%	49.8%	32.6%	25.8%
Other (3)		—	90.1%	86.7%	89.0%	87.2%
Total		95.6%	96.3%	95.2%	94.3%	94.1%
Return on Invested Capital
Same-Store Communities		7.5%	7.4%	7.4%	7.3%	7.2%
Sold and Held for Disposition Communities	—
Revenue		$3,203	$3,940	$7,836	$7,576	$8,050
Expenses		1,133	1,520	2,841	2,893	2,745
Net Operating Income/(loss)		$2,070	$2,420	$4,995	$4,683	$5,305
Total	39,851	$143,991	$139,804	$140,403	$132,201	$130,184
Discontinued Operations (4)
Revenues		$—	$21	$78	$48	$2,021
Expenses		—	11	89	125	777
Net Operating Income/(loss)		$—	$10	$(11)	$(77)	$1,244

(1) See Attachment 16 for definition and other terms.
(2) Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations.
(3) Includes occupancy of Sold and Held for Disposition Communities and Discontinued Operations.
(4) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. 2014 activity included in discontinued operations is related to Grandview, a commercial property classified as held for sale prior to the adoption of the new accounting standard, which was sold in July 2014.

Attachment 6

UDR, Inc.
Same-Store Operating Expense Information (1)
(Dollars in Thousands)
(Unaudited)

	% of 4Q 2014
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2014	4Q 2013	% Change
Real estate taxes	34.1%	$16,724	$15,340	9.0%
Personnel	24.6%	12,054	11,942	0.9%
Utilities	15.4%	7,529	7,767	-3.1%
Repair and maintenance	14.4%	7,043	7,277	-3.2%
Administrative and marketing	6.6%	3,211	3,429	-6.4%
Insurance	4.9%	2,409	2,285	5.4%
Same-Store operating expenses	100.0%	$48,970	$48,040	1.9%
Same-Store Homes	35,672

	% of 4Q 2014
	SS Operating
Sequential Comparison	Expenses	4Q 2014	3Q 2014	% Change
Real estate taxes	34.1%	$16,724	$16,808	-0.5%
Personnel	24.6%	12,054	13,058	-7.7%
Utilities	15.4%	7,529	8,086	-6.9%
Repair and maintenance	14.4%	7,043	7,434	-5.3%
Administrative and marketing	6.6%	3,211	3,485	-7.9%
Insurance	4.9%	2,409	2,631	-8.4%
Same-Store operating expenses	100.0%	$48,970	$51,502	-4.9%
Same-Store Homes	35,672

	% of YTD 2014
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2014	YTD 2013	% Change
Real estate taxes	34.2%	$65,076	$62,496	4.1%
Personnel	24.3%	46,216	45,552	1.5%
Utilities	15.6%	29,680	29,530	0.5%
Repair and maintenance	14.4%	27,385	27,785	-1.4%
Administrative and marketing	6.5%	12,355	12,000	3.0%
Insurance	5.0%	9,416	8,149	15.5%
Same-Store operating expenses	100.0%	$190,128	$185,512	2.5%
Same-Store Homes (2)	34,581

(1) See Attachment 16 for definitions and other terms.
(2) YTD Same-Store Homes exclude 583 homes at The Westerly on Lincoln and 508 homes at 95 Wall, which are included in QTD Same-Store Homes. These homes will be included in the YTD Same-Store Home population beginning in 1Q15.

Attachment 7(A)

UDR, Inc.
Apartment Home Breakout (1)
Portfolio Overview as of Quarter Ended
December 31, 2014
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
San Francisco, CA	2,436	315	—	2,751	—	2,751
Orange County, CA	3,290	1,431	493	5,214	—	5,214
Seattle, WA	1,727	196	162	2,085	555	2,640
Los Angeles, CA	1,225	—	—	1,225	151	1,376
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Other Southern CA	875	—	—	875	571	1,446
Portland, OR	716	—	—	716	—	716
	11,834	1,942	655	14,431	1,277	15,708
Mid-Atlantic Region
Metropolitan DC	4,313	511	332	5,156	874	6,030
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	846	—	—	846	—	846
Other Mid-Atlantic	168	—	—	168	—	168
	8,986	511	332	9,829	1,253	11,082
Southeast Region
Tampa, FL	2,775	—	—	2,775	—	2,775
Orlando, FL	2,796	—	—	2,796	—	2,796
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	8,467	—	—	8,467	—	8,467
Northeast Region
New York, NY	1,208	—	739	1,947	710	2,657
Boston, MA	1,179	—	—	1,179	1,302	2,481
Philadelphia, PA	—	—	—	—	290	290
	2,387	—	739	3,126	2,302	5,428
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,557	6,282
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,998	—	—	3,998	5,223	9,221
Totals	35,672	2,453	1,726	39,851	10,055	49,906
Communities	128	6	5	139	36	175
Total Homes (incl. joint ventures) (4)			49,906
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			369
Current Pipeline Joint Venture (6)			1,018
Total expected homes (including development)			51,293

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other, Sold, and Held for Disposition categories on Attachment 5. Excludes development communities not yet completed.

(4) Represents joint venture homes at 100 percent. See Attachment 12 for UDR's joint venture and partnership ownership interests.
(5) See Attachment 9 for detail of our development communities.
(6) Represents joint venture homes at 100 percent. See Attachment 9 for UDR's development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.
Non-Mature Home Summary (1)
Portfolio Overview as of Quarter Ended
December 31, 2014
(Unaudited)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of	Same-Store				# of	Same-Store
Community	Category	Homes	Date (2)	Community	Category		Homes	Date (2)
West Region				Mid-Atlantic Region
Orange County, CA				Metropolitan D.C.
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964	3Q15	Capitol View on 14th	Stabilized, Non-Mature		255	1Q15
The Residences at Bella Terra	Stabilized, Non-Mature	467	1Q15	Domain College Park	Stabilized, Non-Mature		256	4Q15
Los Alisos	Development	320	1Q16	DelRay Tower	Development		332	4Q16
Beach & Ocean	Development	173	3Q16
				Northeast Region
San Francisco, CA				New York, NY
Channel @ Mission Bay	Stabilized, Non-Mature	315	3Q15	View 34	Redevelopment		739	2Q16

Seattle, WA
Lightbox	Acquired	162	2Q16
Waterscape	Stabilized, Non-Mature	196	1Q16

				Total			4,179

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of					# of
Date & Community	Category	Homes		Date & Community	Category		Homes
1Q15				2Q16
Capitol View on 14th	Stabilized, Non-Mature	255		Lightbox	Acquired		162
The Residences at Bella Terra	Stabilized, Non-Mature	467		View 34	Redevelopment		739

3Q15				3Q16
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964		Beach & Ocean	Development		173
Channel @ Mission Bay	Stabilized, Non-Mature	315
				4Q16
4Q15				DelRay Tower	Development		332
Domain College Park	Stabilized, Non-Mature	256

1Q16
Los Alisos	Development	320
Waterscape	Stabilized, Non-Mature	196		Total			4,179

Summary of Non-Mature Home Activity

	Stabilized, Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at September 30, 2014	2,001	358	739	1,111	4,209
Waterscape	196	(196)	—	—	—
Domain College Park	256	—	—	(256)	—
DelRay Tower	—	—	—	61	61	(3)
Beach & Ocean	—	—	—	173	173	(4)
13th & Market	—	—	—	(264)	(264)	(5)
Non-Mature Homes at December 31, 2014	2,453	162	739	825	4,179

(1) See Attachment 16 for definitions and other terms.
(2) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3) 61 homes were completed at DelRay Tower during 4Q14.
(4) 173 homes were completed at Beach & Ocean during 4Q14
(5) 49% interest in the community was sold to MetLife in 4Q14. Consequently, the community's homes are now included as a joint venture in Attachment 12.

Attachment 7(C)

UDR, Inc.
Total Revenue Per Occupied Home Summary (1)
Portfolio Overview as of Quarter Ended
December 31, 2014
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (5)	(incl. pro rata JV) (5)
West Region
San Francisco, CA	$2,893	$4,172	$—	$3,038	$—	$3,038
Orange County, CA	1,771	2,118	1,867	1,875	—	1,875
Seattle, WA	1,757	1,901	1,416	1,745	3,311	1,726
Los Angeles, CA	2,358	—	—	2,358	3,904	2,449
Monterey Peninsula, CA	1,252	—	—	1,252	—	1,252
Other Southern CA	1,577	—	—	1,669	3,311	1,839
Portland, OR	1,237	—	—	1,237	—	1,237
Mid-Atlantic Region
Metropolitan DC	1,810	2,410	1,287	1,856	2,733	1,907
Baltimore, MD	1,460	—	—	1,460	1,759	1,483
Richmond, VA	1,227	—	—	1,227	—	1,227
Norfolk, VA	1,041	—	—	1,041	—	1,041
Other Mid-Atlantic	1,049	—	—	1,049	—	1,049
Southeast Region
Tampa, FL	1,141	—	—	1,141	—	1,141
Orlando, FL	1,063	—	—	1,063	—	1,063
Nashville, TN	1,061	—	—	1,061	—	1,061
Other Florida	1,394	—	—	1,394	—	1,394
Northeast Region
New York, NY	3,657	—	4,327	3,911	4,589	4,015
Boston, MA	2,267	—	—	2,267	2,305	2,281
Philadelphia, PA	—	—	—	—	3,152	3,152
Southwest Region
Dallas, TX	1,139	—	—	1,139	1,520	1,250
Austin, TX	1,282	—	—	1,282	4,293	1,554
Other Southwest	—	—	—	—	1,629	1,629
Weighted Average	$1,631	$2,429	$3,078	$1,730	$2,477	$1,795

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition communities categories on Attachment 5.
(4) Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5) Represents joint ventures at UDR's pro-rata ownership interests. See Attachment 12 for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.
Net Operating Income Breakout By Market (1)
December 31, 2014
(Dollars in Thousands)
(Unaudited)

	Three Months Ended December 31, 2014
			Pro-Rata
	Same-Store	Non Same-Store (2)	Share of JVs (3)	Total
Net Operating Income	$119,835	$22,086	$19,033	$160,954

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2014
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
San Francisco, CA	13.3%	11.6%	Tampa, FL	5.0%	3.7%
Orange County, CA	10.3%	12.4%	Orlando, FL	4.8%	3.6%
Seattle, WA	5.3%	6.5%	Nashville, TN	4.0%	2.9%
Los Angeles, CA	4.8%	3.9%	Other Florida	1.4%	1.0%
Monterey Peninsula, CA	3.4%	2.5%		15.2%	11.2%
Other Southern CA	2.4%	2.5%	Northeast Region
Portland, OR	1.5%	1.1%	New York, NY	8.5%	12.9%
	41.0%	40.5%	Boston, MA	4.6%	5.3%
			Philadelphia, PA	0.0%	0.8%
Mid-Atlantic Region				13.1%	19.0%
Metropolitan DC	13.2%	12.7%	Southwest Region
Baltimore, MD	5.7%	4.7%	Dallas, TX	4.8%	5.5%
Richmond, VA	3.0%	2.2%	Austin, TX	2.4%	2.4%
Norfolk, VA	1.3%	1.0%	Other Southwest	0.0%	0.6%
Other Mid-Atlantic	0.3%	0.2%		7.2%	8.5%
	23.5%	20.8%
			Total	100.0%	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Excludes results from Sold, Held for Disposition Communities and Discontinued Operations.
(3) Includes UDR's pro rata share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
December 31, 2014
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2014 NOI	4Q 14	4Q 13	Change	4Q 14	4Q 13	Change
West Region
San Francisco, CA	2,436	13.3%	97.1%	96.7%	0.4%	$2,893	$2,684	7.8%
Orange County, CA	3,290	10.3%	96.2%	95.1%	1.1%	1,771	1,703	4.0%
Seattle, WA	1,727	5.3%	97.0%	97.4%	-0.4%	1,757	1,661	5.8%
Los Angeles, CA	1,225	4.8%	94.6%	95.3%	-0.7%	2,358	2,267	4.0%
Monterey Peninsula, CA	1,565	3.4%	96.8%	93.5%	3.3%	1,252	1,195	4.8%
Other Southern CA	875	2.4%	96.5%	95.2%	1.3%	1,577	1,504	4.9%
Portland, OR	716	1.5%	97.3%	97.5%	-0.2%	1,237	1,139	8.6%
	11,834	41.0%	96.5%	95.7%	0.8%	1,945	1,844	5.5%
Mid-Atlantic Region
Metropolitan DC	4,313	13.2%	97.0%	96.8%	0.2%	1,810	1,824	-0.8%
Baltimore, MD	2,301	5.7%	96.5%	95.6%	0.9%	1,460	1,467	-0.5%
Richmond, VA	1,358	3.0%	96.2%	97.0%	-0.8%	1,227	1,200	2.3%
Norfolk, VA	846	1.3%	93.8%	93.6%	0.2%	1,041	1,058	-1.6%
Other Mid-Atlantic	168	0.3%	91.4%	96.1%	-4.7%	1,049	999	5.0%
	8,986	23.5%	96.4%	96.2%	0.2%	1,548	1,553	-0.3%
Southeast Region
Tampa, FL	2,775	5.0%	96.9%	96.7%	0.2%	1,141	1,102	3.5%
Orlando, FL	2,796	4.8%	96.5%	96.6%	-0.1%	1,063	1,007	5.6%
Nashville, TN	2,260	4.0%	97.7%	97.0%	0.7%	1,061	1,024	3.6%
Other Florida	636	1.4%	96.9%	97.2%	-0.3%	1,394	1,326	5.1%
	8,467	15.2%	97.0%	96.8%	0.2%	1,113	1,067	4.3%
Northeast Region
New York, NY	1,208	8.5%	97.9%	96.4%	1.5%	3,657	3,521	3.9%
Boston, MA	1,179	4.6%	96.1%	95.9%	0.2%	2,267	2,152	5.3%
	2,387	13.1%	97.0%	96.1%	0.9%	2,977	2,847	4.6%
Southwest Region
Dallas, TX	2,725	4.8%	97.5%	96.5%	1.0%	1,139	1,104	3.2%
Austin, TX	1,273	2.4%	97.6%	96.7%	0.9%	1,282	1,240	3.4%
	3,998	7.2%	97.5%	96.6%	0.9%	1,185	1,147	3.3%

Total/Weighted Avg.	35,672	100.0%	96.7%	96.2%	0.5%	$1,631	$1,574	3.6%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
December 31, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 14	4Q 13	Change	4Q 14	4Q 13	Change	4Q 14	4Q 13	Change
West Region
San Francisco, CA	2,436	$20,530	$18,968	8.2%	$4,648	$4,388	5.9%	$15,882	$14,580	8.9%
Orange County, CA	3,290	16,811	15,985	5.2%	4,474	4,330	3.3%	12,337	11,655	5.9%
Seattle, WA	1,727	8,829	8,384	5.3%	2,407	2,532	-4.9%	6,422	5,852	9.7%
Los Angeles, CA	1,225	8,198	7,940	3.2%	2,398	2,707	-11.4%	5,800	5,233	10.8%
Monterey Peninsula, CA	1,565	5,689	5,248	8.4%	1,642	1,586	3.5%	4,047	3,662	10.5%
Other Southern CA	875	3,996	3,759	6.3%	1,126	1,154	-2.4%	2,870	2,605	10.2%
Portland, OR	716	2,585	2,385	8.4%	822	766	7.3%	1,763	1,619	8.9%
	11,834	66,638	62,669	6.3%	17,517	17,463	0.3%	49,121	45,206	8.7%
Mid-Atlantic Region
Metropolitan DC	4,313	22,713	22,851	-0.6%	6,890	6,814	1.1%	15,823	16,037	-1.3%
Baltimore, MD	2,301	9,726	9,681	0.5%	2,910	2,788	4.4%	6,816	6,893	-1.1%
Richmond, VA	1,358	4,810	4,741	1.5%	1,169	1,258	-7.1%	3,641	3,483	4.5%
Norfolk, VA	846	2,478	2,514	-1.4%	895	879	1.8%	1,583	1,635	-3.2%
Other Mid-Atlantic	168	483	484	-0.2%	165	176	-6.3%	318	308	3.2%
	8,986	40,210	40,271	-0.2%	12,029	11,915	1.0%	28,181	28,356	-0.6%
Southeast Region
Tampa, FL	2,775	9,201	8,870	3.7%	3,165	3,129	1.2%	6,036	5,741	5.1%
Orlando, FL	2,796	8,607	8,161	5.5%	2,822	2,453	15.0%	5,785	5,708	1.3%
Nashville, TN	2,260	7,027	6,734	4.4%	2,292	2,405	-4.7%	4,735	4,329	9.4%
Other Florida	636	2,578	2,460	4.8%	935	840	11.3%	1,643	1,620	1.4%
	8,467	27,413	26,225	4.5%	9,214	8,827	4.4%	18,199	17,398	4.6%
Northeast Region
New York, NY	1,208	12,976	12,299	5.5%	2,752	2,815	-2.2%	10,224	9,484	7.8%
Boston, MA	1,179	7,707	7,300	5.6%	2,192	1,906	15.0%	5,515	5,394	2.2%
	2,387	20,683	19,599	5.5%	4,944	4,721	4.7%	15,739	14,878	5.8%
Southwest Region
Dallas, TX	2,725	9,081	8,712	4.2%	3,352	3,354	-0.1%	5,729	5,358	6.9%
Austin, TX	1,273	4,780	4,578	4.4%	1,914	1,760	8.8%	2,866	2,818	1.7%
	3,998	13,861	13,290	4.3%	5,266	5,114	3.0%	8,595	8,176	5.1%

Totals	35,672	$168,805	$162,054	4.2%	$48,970	$48,040	1.9%	$119,835	$114,014	5.1%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
December 31, 2014
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 14	3Q 14	Change	4Q 14	3Q 14	Change
West Region
San Francisco, CA	2,436	97.1%	97.7%	-0.6%	$2,893	$2,842	1.8%
Orange County, CA	3,290	96.2%	96.0%	0.2%	1,771	1,763	0.5%
Seattle, WA	1,727	97.0%	96.9%	0.1%	1,757	1,757	0.0%
Los Angeles, CA	1,225	94.6%	95.8%	-1.2%	2,358	2,335	1.0%
Monterey Peninsula, CA	1,565	96.8%	97.6%	-0.8%	1,252	1,230	1.8%
Other Southern CA	875	96.5%	96.4%	0.1%	1,577	1,560	1.1%
Portland, OR	716	97.3%	97.8%	-0.5%	1,237	1,203	2.8%
	11,834	96.5%	96.8%	-0.3%	1,945	1,925	1.0%
Mid-Atlantic Region
Metropolitan DC	4,313	97.0%	97.1%	-0.1%	1,810	1,818	-0.4%
Baltimore, MD	2,301	96.5%	96.4%	0.1%	1,460	1,467	-0.5%
Richmond, VA	1,358	96.2%	96.7%	-0.5%	1,227	1,224	0.2%
Norfolk, VA	846	93.8%	94.9%	-1.1%	1,041	1,060	-1.8%
Other Mid-Atlantic	168	91.4%	96.2%	-4.8%	1,049	1,029	1.9%
	8,986	96.4%	96.6%	-0.2%	1,548	1,554	-0.4%
Southeast Region
Tampa, FL	2,775	96.9%	96.6%	0.3%	1,141	1,131	0.9%
Orlando, FL	2,796	96.5%	96.7%	-0.2%	1,063	1,060	0.3%
Nashville, TN	2,260	97.7%	97.5%	0.2%	1,061	1,062	-0.1%
Other Florida	636	96.9%	96.5%	0.4%	1,394	1,358	2.7%
	8,467	97.0%	96.9%	0.1%	1,113	1,106	0.6%
Northeast Region
New York, NY	1,208	97.9%	97.7%	0.2%	3,657	3,672	-0.4%
Boston, MA	1,179	96.1%	96.5%	-0.4%	2,267	2,262	0.2%
	2,387	97.0%	97.1%	-0.1%	2,977	2,979	-0.1%
Southwest Region
Dallas, TX	2,725	97.5%	97.3%	0.2%	1,139	1,137	0.2%
Austin, TX	1,273	97.6%	97.2%	0.4%	1,282	1,296	-1.1%
	3,998	97.5%	97.3%	0.2%	1,185	1,188	-0.3%

Total/Weighted Avg.	35,672	96.7%	96.8%	-0.1%	$1,631	$1,627	0.2%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
December 31, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 14	3Q 14	Change	4Q 14	3Q 14	Change	4Q 14	3Q 14	Change
West Region
San Francisco, CA	2,436	$20,530	$20,295	1.2%	$4,648	$4,871	-4.6%	$15,882	$15,424	3.0%
Orange County, CA	3,290	16,811	16,709	0.6%	4,474	4,654	-3.9%	12,337	12,055	2.3%
Seattle, WA	1,727	8,829	8,819	0.1%	2,407	2,634	-8.6%	6,422	6,185	3.8%
Los Angeles, CA	1,225	8,198	8,221	-0.3%	2,398	2,448	-2.0%	5,800	5,773	0.5%
Monterey Peninsula, CA	1,565	5,689	5,635	1.0%	1,642	1,754	-6.4%	4,047	3,881	4.3%
Other Southern CA	875	3,996	3,947	1.2%	1,126	1,260	-10.6%	2,870	2,687	6.8%
Portland, OR	716	2,585	2,528	2.3%	822	794	3.5%	1,763	1,734	1.7%
	11,834	66,638	66,154	0.7%	17,517	18,415	-4.9%	49,121	47,739	2.9%
Mid-Atlantic Region
Metropolitan DC	4,313	22,713	22,845	-0.6%	6,890	7,362	-6.4%	15,823	15,483	2.2%
Baltimore, MD	2,301	9,726	9,760	-0.3%	2,910	3,086	-5.7%	6,816	6,674	2.1%
Richmond, VA	1,358	4,810	4,821	-0.2%	1,169	1,319	-11.4%	3,641	3,502	4.0%
Norfolk, VA	846	2,478	2,554	-3.0%	895	893	0.2%	1,583	1,661	-4.7%
Other Mid-Atlantic	168	483	499	-3.2%	165	197	-16.2%	318	302	5.3%
	8,986	40,210	40,479	-0.7%	12,029	12,857	-6.4%	28,181	27,622	2.0%
Southeast Region
Tampa, FL	2,775	9,201	9,095	1.2%	3,165	3,480	-9.1%	6,036	5,615	7.5%
Orlando, FL	2,796	8,607	8,594	0.2%	2,822	2,918	-3.3%	5,785	5,676	1.9%
Nashville, TN	2,260	7,027	7,021	0.1%	2,292	2,426	-5.5%	4,735	4,595	3.0%
Other Florida	636	2,578	2,500	3.1%	935	906	3.2%	1,643	1,594	3.1%
	8,467	27,413	27,210	0.7%	9,214	9,730	-5.3%	18,199	17,480	4.1%
Northeast Region
New York, NY	1,208	12,976	13,002	-0.2%	2,752	2,906	-5.3%	10,224	10,096	1.3%
Boston, MA	1,179	7,707	7,719	-0.2%	2,192	2,244	-2.3%	5,515	5,475	0.7%
	2,387	20,683	20,721	-0.2%	4,944	5,150	-4.0%	15,739	15,571	1.1%
Southwest Region
Dallas, TX	2,725	9,081	9,047	0.4%	3,352	3,274	2.4%	5,729	5,773	-0.8%
Austin, TX	1,273	4,780	4,812	-0.7%	1,914	2,076	-7.8%	2,866	2,736	4.8%
	3,998	13,861	13,859	0.0%	5,266	5,350	-1.6%	8,595	8,509	1.0%

Total	35,672	$168,805	$168,423	0.2%	$48,970	$51,502	-4.9%	$119,835	$116,921	2.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
December 31, 2014
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2014 NOI	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change
West Region
San Francisco, CA	2,436	13.7%	97.2%	96.5%	0.7%	$2,804	$2,610	7.4%
Orange County, CA	3,290	10.9%	95.5%	95.0%	0.5%	1,752	1,683	4.1%
Seattle, WA	1,727	5.6%	97.1%	97.2%	-0.1%	1,732	1,629	6.3%
Los Angeles, CA	642	2.8%	95.3%	95.0%	0.3%	2,409	2,331	3.3%
Monterey Peninsula, CA	1,565	3.5%	95.8%	93.6%	2.2%	1,216	1,166	4.3%
Other Southern CA	875	2.5%	96.1%	94.9%	1.2%	1,550	1,486	4.3%
Portland, OR	716	1.6%	97.6%	97.0%	0.6%	1,195	1,105	8.1%
	11,251	40.6%	96.3%	95.6%	0.7%	1,890	1,791	5.5%
Mid-Atlantic Region
Metropolitan DC	4,313	14.1%	97.1%	96.9%	0.2%	1,818	1,813	0.3%
Baltimore, MD	2,301	6.2%	96.6%	96.1%	0.5%	1,462	1,451	0.8%
Richmond, VA	1,358	3.2%	96.5%	96.5%	0.0%	1,220	1,193	2.3%
Norfolk, VA	846	1.5%	94.6%	94.0%	0.6%	1,047	1,054	-0.7%
Other Mid-Atlantic	168	0.3%	95.4%	96.3%	-0.9%	1,021	1,008	1.3%
	8,986	25.3%	96.6%	96.3%	0.3%	1,551	1,542	0.6%
Southeast Region
Tampa, FL	2,775	5.3%	96.6%	96.2%	0.4%	1,126	1,092	3.1%
Orlando, FL	2,796	5.2%	96.7%	96.2%	0.5%	1,045	994	5.1%
Nashville, TN	2,260	4.3%	97.5%	97.0%	0.5%	1,053	1,003	5.0%
Other Florida	636	1.5%	96.5%	95.8%	0.7%	1,362	1,306	4.3%
	8,467	16.3%	96.9%	96.4%	0.5%	1,097	1,052	4.3%
Northeast Region
New York, NY	700	5.3%	97.8%	97.0%	0.8%	3,711	3,571	3.9%
Boston, MA	1,179	4.9%	96.3%	96.3%	0.0%	2,225	2,127	4.6%
	1,879	10.2%	96.9%	96.5%	0.4%	2,784	2,667	4.4%
Southwest Region
Dallas, TX	2,725	5.1%	97.2%	96.5%	0.7%	1,130	1,090	3.7%
Austin, TX	1,273	2.5%	97.1%	96.8%	0.3%	1,274	1,210	5.3%
	3,998	7.6%	97.2%	96.6%	0.6%	1,176	1,128	4.3%

Total/Weighted Avg. (2)	34,581	100.0%	96.7%	96.1%	0.6%	$1,573	$1,516	3.8%

(1) See Attachment 16 for definitions and other terms.
(2) YTD Same-Store Homes exclude 583 homes at The Westerly on Lincoln and 508 homes at 95 Wall, which are included in QTD Same-Store Homes. These homes will be included in the YTD Same-Store Home population beginning in 1Q15.

Attachment 8(F)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
December 31, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change
West Region
San Francisco, CA	2,436	$79,679	$73,637	8.2%	$18,949	$18,139	4.5%	$60,730	$55,498	9.4%
Orange County, CA	3,290	66,046	63,124	4.6%	18,056	17,485	3.3%	47,990	45,639	5.2%
Seattle, WA	1,727	34,856	32,815	6.2%	10,044	9,959	0.9%	24,812	22,856	8.6%
Los Angeles, CA	642	17,688	17,061	3.7%	5,529	5,524	0.1%	12,159	11,537	5.4%
Monterey Peninsula, CA	1,565	21,869	20,497	6.7%	6,543	6,514	0.4%	15,326	13,983	9.6%
Other Southern CA	875	15,644	14,811	5.6%	4,706	4,585	2.6%	10,938	10,226	7.0%
Portland, OR	716	10,021	9,211	8.8%	3,050	2,917	4.6%	6,971	6,294	10.8%
	11,251	245,803	231,156	6.3%	66,877	65,123	2.7%	178,926	166,033	7.8%
Mid-Atlantic Region
Metropolitan DC	4,313	91,365	90,935	0.5%	29,104	28,366	2.6%	62,261	62,569	-0.5%
Baltimore, MD	2,301	39,006	38,502	1.3%	11,575	11,195	3.4%	27,431	27,307	0.5%
Richmond, VA	1,358	19,180	18,756	2.3%	4,871	4,862	0.2%	14,309	13,894	3.0%
Norfolk, VA	846	10,052	10,058	-0.1%	3,532	3,454	2.3%	6,520	6,604	-1.3%
Other Mid-Atlantic	168	1,963	1,957	0.3%	722	688	4.9%	1,241	1,269	-2.2%
	8,986	161,566	160,208	0.8%	49,804	48,565	2.6%	111,762	111,643	0.1%
Southeast Region
Tampa, FL	2,775	36,215	34,984	3.5%	12,939	12,841	0.8%	23,276	22,143	5.1%
Orlando, FL	2,796	33,903	32,072	5.7%	11,064	10,753	2.9%	22,839	21,319	7.1%
Nashville, TN	2,260	27,840	26,382	5.5%	8,918	8,681	2.7%	18,922	17,701	6.9%
Other Florida	636	10,033	9,550	5.1%	3,542	3,449	2.7%	6,491	6,101	6.4%
	8,467	107,991	102,988	4.9%	36,463	35,724	2.1%	71,528	67,264	6.3%
Northeast Region
New York, NY	700	30,486	29,099	4.8%	7,206	7,209	0.0%	23,280	21,890	6.3%
Boston, MA	1,179	30,310	28,976	4.6%	8,693	8,516	2.1%	21,617	20,460	5.7%
	1,879	60,796	58,075	4.7%	15,899	15,725	1.1%	44,897	42,350	6.0%
Southwest Region
Dallas, TX	2,725	35,917	34,409	4.4%	13,260	13,234	0.2%	22,657	21,175	7.0%
Austin, TX	1,273	18,893	17,893	5.6%	7,825	7,141	9.6%	11,068	10,752	2.9%
	3,998	54,810	52,302	4.8%	21,085	20,375	3.5%	33,725	31,927	5.6%

Totals (2)	34,581	$630,966	$604,729	4.3%	$190,128	$185,512	2.5%	$440,838	$419,217	5.2%

(1) See Attachment 16 for definitions and other terms.
(2) YTD Same-Store Homes exclude 583 homes at The Westerly on Lincoln and 508 homes at 95 Wall, which are included in QTD Same-Store Homes. These homes will be included in the YTD Same-Store Home population beginning in 1Q15.

Attachment 8(G)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
December 31, 2014
(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	4Q 2014	4Q 2014	4Q 2014	4Q 2013	YTD 2014	YTD 2013
West Region
San Francisco, CA	6.8%	8.6%	42.2%	42.3%	53.1%	55.0%
Orange County, CA	4.4%	5.1%	47.0%	51.6%	59.1%	62.7%
Seattle, WA	3.8%	6.0%	45.9%	44.8%	51.5%	54.2%
Los Angeles, CA	2.5%	4.6%	50.8%	53.1%	54.2%	60.9%
Monterey Peninsula, CA	5.5%	5.7%	51.7%	65.2%	49.1%	53.4%
Other Southern CA	4.6%	5.4%	47.2%	50.3%	56.6%	62.5%
Portland, OR	6.1%	10.2%	46.5%	40.4%	54.9%	53.6%
			46.9%	49.9%	54.5%	57.8%
Mid-Atlantic Region
Metropolitan DC	-2.7%	3.3%	39.3%	40.3%	43.3%	45.6%
Baltimore, MD	-3.8%	4.5%	43.6%	43.6%	51.9%	51.7%
Richmond, VA	-0.3%	3.7%	46.5%	43.5%	56.0%	55.1%
Norfolk, VA	-4.9%	4.7%	45.0%	48.8%	53.0%	57.7%
Other Mid-Atlantic	-3.8%	7.4%	61.4%	35.4%	62.5%	61.3%
			42.4%	42.3%	48.7%	50.0%
Southeast Region
Tampa, FL	1.8%	5.9%	47.6%	41.3%	53.3%	50.3%
Orlando, FL	3.3%	5.5%	44.0%	42.9%	53.1%	53.3%
Nashville, TN	2.2%	4.5%	46.5%	50.4%	54.3%	55.8%
Other Florida	6.2%	5.0%	43.7%	30.6%	48.7%	46.4%
			45.8%	43.4%	53.2%	52.5%
Northeast Region
New York, NY	2.4%	5.1%	27.6%	31.5%	35.3%	41.1%
Boston, MA	-1.8%	6.3%	46.8%	39.7%	47.3%	45.1%
			37.1%	35.6%	42.8%	43.6%
Southwest Region
Dallas, TX	2.9%	4.6%	45.7%	46.9%	53.4%	55.3%
Austin, TX	1.7%	5.0%	42.1%	45.8%	51.1%	50.8%
			44.6%	46.5%	52.7%	53.9%

Total/Weighted Avg.	2.1%	5.3%	44.6%	45.1%	51.8%	53.2%

Percentage of Total Repriced Homes	51.5%	48.5%

	4Q 2014	4Q 2013
Total Combined New and Renewal Lease Rate Growth	3.6%	3.1%

(1) See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.
Development Summary (1) (2)
December 31, 2014
(Dollars in Thousands)
(Unaudited)
Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Pier 4	Boston, MA	369	—	$177,632	$217,700	$590	(4)	$—	4Q 12	1Q 15	2Q 15	4.9%	—
Total		369	—	$177,632	$217,700	$590		$—

Completed Projects, Non-Stabilized

DelRay Tower (3)	Alexandria, VA	332	332	$124,873	$132,000	$398		$—	3Q 11	3Q 14	4Q 14	51.5%	50.3%
Beach & Ocean	Huntington Beach, CA	173	173	51,038	51,900	300		—	3Q 12	4Q 14	4Q 14	59.5%	53.2%
Los Alisos	Mission Viejo, CA	320	320	87,180	87,500	273		—	2Q 11	3Q 13	1Q 14	91.3%	89.7%
Total - Wholly Owned		1,194	825	$440,723	$489,100	$410		$—

Net Operating Income From Wholly-Owned Projects									Capitalized Interest for Current Development Projects
		4Q 2014							4Q 14	4Q 13	YTD 14	YTD 13
Projects Under Construction		$(85)							$1,813	$1,780	$8,565	$5,521
Completed, Non-Stabilized		911
Total		$826

Unconsolidated Joint Ventures and Partnerships
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (7)	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$144,394	$317,700	(5)	$—	1Q 14	1Q 16	3Q 16	—	—
Residences at 2801 Kelvin	Irvine, CA	50%	381	—	46,388	125,000		—	3Q 14	3Q 16	1Q 17	—	—
3033 Wilshire	Los Angeles, CA	50%	190	—	19,096	107,000	(6)	—	4Q 14	4Q 16	1Q 17	—	—
Total			1,018	—	$209,878	$549,700		$—

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	$—	$—		$—	N/A	N/A	N/A	—	—
Total - Unconsolidated Joint Ventures and Partnerships			1,018	—	$209,878	$549,700		$—

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:					150-200 bps

Participating Loan Investment
			# of	Compl.	Cost to	Budgeted		Loan	Loan
Community	Location		Homes	Homes	Date (9)	Cost		Commitment	Balance (9)	Leased	Occupied
Steele Creek (8)	Denver, CO		218	—	$83,261	$108,245		$92,009	$62,707	9.6%	—
Total			218	—	$83,261	$108,245		$92,009	$62,707

(1) See Attachment 16 for definitions and other terms.
(2) The development summary above includes all communities under development that UDR wholly owns, owns an interest in through an unconsolidated joint venture, or has a participating loan investment.
(3) Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(4) Includes 11,000 square feet of retail space.
(5) Includes 3,800 square feet of retail space.
(6) Includes 5,500 square feet of retail space.
(7) Cost to Date includes land using the fair value established at joint venture formation versus historical cost.
(8) Includes 17,000 square feet of retail space. Refer to Attachment 12 for terms of our participating loan investment.
(9) Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded plus interest accrued at 6.5% prior to the period end.

Attachment 10

UDR, Inc.
Redevelopment Summary (1)
December 31, 2014
(Dollars in Thousands)
(Unaudited)
Wholly-Owned
			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule				Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment

View 34	New York, NY	739	708	694	$83,778	$98,000	$138	3Q 11	3Q 11	2Q15	2Q16	96.2%	95.9%
Total		739	708	694	$83,778	$98,000	$138

Completed Redevelopments, Non-Stabilized

N/A	N/A	—	—	—	—	—	—	—	—	—	—	—	—
Total - Wholly Owned		739	708	694	$83,778	$98,000	$138

							Capitalized Interest for Current Redevelopment Projects

								4Q 14	4Q 13	YTD 14	YTD 13
Projected Weighted Average Return on Incremental Capital Invested:		7.0% to 9.0%						$76	$285	$926	$1,236

(1) See Attachment 16 for definitions and other terms.
(2) Represents UDR's incremental capital invested in the projects.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.
Land Summary (1)
December 31, 2014
(Dollars in Thousands)
(Unaudited)

		UDR Ownership	Real Estate	UDR Pro-Rata
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$5,618	$5,618	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,650	13,650	Complete		In Process
Pacific City	Huntington Beach, CA	100%	86,047	86,047	Complete	In Process
Graybar	Boston, MA	100%	33,221	33,221	Complete	In Process
Total			$138,536	$138,536

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95%	$12,393	$11,773	In Process
2919 Wilshire	Santa Monica, CA	95%	8,180	7,771	In Process
Total			$20,573	$19,544

			Real Estate	UDR Pro-Rata
			Cost Basis (5)	Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I - 3 parcels (4)	Various	5%	$70,428	$3,461	In Process		In Process
UDR/MetLife Vitruvian Park® - 6 parcels	Addison, TX	50%	50,362	25,181	Complete	In Process	In Process
Domain Mountain View	Mountain View, CA	50%	19,177	9,608	Complete	In Process
Wilshire Crescent Heights	Los Angeles, CA	50%	16,898	8,449	Complete	In Process
Wilshire at LaJolla	Los Angeles, CA	50%	15,645	7,838	Complete	In Process
Total			$172,510	$54,537

Total			$331,619	$212,617

(1) See Attachment 16 for definitions and other terms.
(2) Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.
Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3) Land is adjacent to UDR's Garrison Square community.
(4) Parcels are located in Bellevue, WA; Los Angeles, CA; and Dublin, CA.
(5) Cost basis includes land using the fair value established at joint venture formation versus historical cost.

Attachment 12

UDR, Inc.
Unconsolidated Joint Venture Summary (1)
December 31, 2014
(Dollars in Thousands)
(Unaudited)
Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (9)	Interest	4Q 14	4Q 14 (1)	4Q 2014	YTD 2014	YTD 2014 (2)
UDR / MetLife
Operating communities	Various	23	5,381	50%	96.3%	$2,859	$15,906	$58,173	$123,284
Stabilized, Non-Mature	Various	2	655	(3)	92.6%	1,943	697	1,341	2,676
Development communities	Various	3	—	(4)	—	—	(3)	21	42
Land parcels		12	TBD	(5)	—	—	(22)	235	937

UDR / KFH	High-rise	3	660	30%	96.2%	2,603	1,083	4,308	14,360

Texas (11)	Garden	8	3,359	20%	98.1%	1,088	1,372	4,969	24,846
Total/Weighted Average		51	10,055		96.6%	$2,477	$19,033	$69,047	$166,145

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR's Equity		Weighted Avg.	Debt	Returns (8)
Joint Venture and Partnerships	Estate Assets (6)	Project Debt (6)	Investment (7)		Interest Rate	Maturity	ROIC	ROE
UDR / MetLife
Operating communities	$2,346,253	$1,221,717	$449,734		4.4%	Various
Stabilized, Non-Mature	179,857	117,551	31,827		2.9%	Various
Development communities	209,878	—	111,315		N/A	N/A
Land parcels	172,510	—	71,198		N/A	N/A

UDR / KFH	283,575	165,209	21,637		3.4%	Various

Texas (11)	331,088	219,588	(1,704)		2.7%	(11)
Total/Weighted Average	$3,523,161	$1,724,065	$684,007		4.0%		6.2%	8.4%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	4Q 2014 vs. 4Q 2013 Growth				4Q 2014 vs. 3Q 2014 Growth
Joint Venture	Communities (6)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	23	4.4%	8.6%	2.7%		1.8%	-3.2%	4.1%
UDR / KFH	3	1.8%	8.5%	-0.5%		0.3%	-0.6%	0.6%
Total/Average	26	4.2%	8.6%	2.4%		1.6%	-3.0%	3.7%

				NOI				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				2.5%				3.9%

	Same-Store
	Joint Venture	YTD 2014 vs. YTD 2013 Growth
Joint Venture	Communities (6)	Revenue	Expense	NOI
UDR / MetLife	21	4.3%	5.7%	3.7%
UDR / KFH	3	2.6%	8.3%	0.7%
Total/Average	24	4.1%	6.0%	3.4%

				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				3.5%

Participating Loan Investment						Income from
						Participating
		Interest	Years to			Loan Investment		Upside
	UDR's Investment	Rate	Maturity			4Q 2014	YTD 2014	Participation
Steele Creek (10)	$62,707	6.5%	2.8			$931	$2,350	50%

(1) See Attachment 16 for definitions and other terms.
(2) Represents NOI at 100 percent for the period ended December 31, 2014.
(3) Includes Fiori on Vitruvian Park® of which UDR owns 50.0% and 13th & Market of which UDR owns 51.0%.
(4) Includes 399 Fremont of which UDR owns 51.0%, Residences at 2801 Kelvin of which UDR owns 50.1% and 3033 Wilshire of which UDR owns 50.0%.
(5) See summary of unconsolidated land parcels on Attachment 11.
(6) Joint ventures and partnerships represented at 100 percent.
(7) Excludes deferred gains of $28.5M, which is netted in "Investments in and advances to unconsolidated joint ventures, net" on Attachment 3.
(8) Excludes non-stabilized developments.
(9) Includes homes completed for the period ended December 31, 2014.
(10) UDR's participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property upon completion of construction and we receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

(11) The eight communities held by the Texas joint venture were sold in January 2015. The underlying debt was paid off in connection with the sale of these properties.

Attachment 13

UDR, Inc.
Acquisitions and Dispositions Summary
December 31, 2014
(Dollars in Thousands)
(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home

Acquisitions - Wholly-Owned

Aug-14	Lightbox (1031 exchange)	Seattle, WA	0%	100%	$45,500	$—	162	$281
Sep-14	Waterscape (1031 exchange) (2)	Kirkland, WA	0%	100%	75,200	—	196	384
					$120,700	$—	358	$337

Acquisitions - Wholly-Owned Land

Jan-14	Pacific City	Huntington Beach, CA	0%	100%	$77,750	$—	—	$—
Nov-14	Graybar	Boston, MA	0%	100%	32,150	—	—	—
					$109,900	$—	—	$—

Acquisitions - Joint Ventures - UDR/MetLife II JV

Apr-14	6 operating communities	Various	12%	50%	$505,000	$284,164	1,523	$332

Acquisitions - Joint Ventures - Land

Jul-14	Domain Mountain View	Mountain View, CA	3%	50%	$17,600	$—	—	$—
Jul-14	Residences at 2801 Kelvin	Irvine, CA	3%	50%	24,300	—	—	—
Dec-14	Wilshire Crescent Heights	Los Angeles, CA	3%	50%	16,800	—	—	—
Dec-14	Wilshire at LaJolla	Los Angeles, CA	3%	50%	15,500	—	—	—
					$74,200	$—	—	$—

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home

Dispositions - Wholly-Owned

Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$45,100	$—	264	$171
Jun-14	Gallery at Bayport II	Tampa, FL	100%	0%	30,700	—	277	111
Jun-14	Island Walk	Tampa, FL	100%	0%	50,000	—	400	125
Jul-14	The Place on Millenia Boulevard	Orlando, FL	100%	0%	50,085	—	371	135
Jul-14	Grandview	Glendale, CA	100%	0%	11,000	—	—	—
Jul-14	Forest Lakes at Oyster Point	Newport News, VA	100%	0%	26,000	—	296	88
Jul-14	Woodscape	Newport News, VA	100%	0%	21,175	—	296	72
Dec-14	Pine at 6th (3)	Long Beach, CA	100%	0%	42,280	—	158	268
Dec-14	13th & Market	San Diego, CA	100%	51%	110,600	—	264	419
Dec-14	Arbor Terrace I & II	Port Orchard, WA	100%	0%	28,600	—	276	104
Dec-14	Aspen Creek	Puyallup, WA	100%	0%	19,900	—	162	123
					$435,440	$—	2,764	$154

Dispositions - Joint Ventures

Mar-14	Ashton Westwood (4)	Los Angeles, CA	9%	0%	$52,571	$25,804	58	$906
Mar-14	Viridian (4)	Los Angeles, CA	16%	0%	31,856	27,849	60	531
					$84,427	$53,653	118	$715

Dispositions - Wholly-Owned Land

Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$3,600	$—	—	$—
Dec-14	3033 Wilshire	Los Angeles, CA	100%	50%	16,600	—	—	—
					$20,200	$—	—	$—

Dispositions - Joint Ventures Land

None

(1) Price represents 100% of the value of assets. Debt represents 100% of the asset's indebtedness.
(2) Includes 6,600 square feet of retail space.
(3) Includes 7,100 square feet of retail space.
(4) Properties sold to MetLife from UDR/MetLife I JV.

Attachment 14

UDR, Inc.
Capital Expenditure and Repair and Maintenance Summary (1)
December 31, 2014
(Dollars in Thousands)
(Unaudited)

		Three Months		Twelve Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	December 31, 2014	per Home	December 31, 2014	per Home
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		39,131		39,637
Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$5,361	$137	$15,364	$388
Building exteriors	5 - 20	3,681	94	11,215	283
Landscaping and grounds	10	1,913	49	5,182	131
Total asset preservation		10,955	280	31,761	802
Turnover related	5	2,989	76	12,160	307
Total Recurring Cap Ex		13,944	356	43,921	1,109
Revenue Enhancing Cap Ex (5)
Kitchen & Bath		3,323	85	4,260	108
Revenue Enhancing		3,392	87	10,387	262
Total Revenue Enhancing Cap Ex	5 - 20	6,715	172	14,647	370

Total		$20,659	$528	$58,568	$1,479

		Three Months		Twelve Months
		Ended	Cost	Ended	Cost
Category (Expensed)		December 31, 2014	per Home	December 31, 2014	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)		39,131		39,637
Contract services		$4,471	$114	$17,780	$449
Turnover related expenses		1,000	26	4,147	105
Other Repair and Maintenance
Building interiors		1,689	43	6,850	173
Building exteriors		390	10	1,474	37
Landscaping and grounds		196	5	1,037	26
Total		$7,746	$198	$31,288	$790

(1) See Attachment 16 for definitions and other terms.
(2) Weighted average useful life of capitalized expenses for the twelve months ended December 31, 2014.
(3) Excludes redevelopment capital.
(4) Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5) Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.
Full-Year 2014 Guidance (1)
December 31, 2014
(Unaudited)

FFO and AFFO per Share Guidance
	1Q 2015	Full Year 2015
FFO per common share, diluted	$0.41 to $0.43	$1.60 to $1.66
FFO As Adjusted per common share, diluted	$0.38 to $0.40	$1.58 to $1.64
Adjusted Funds from Operations ("AFFO") per common share, diluted	$0.35 to $0.37	$1.41 to $1.47
Annualized dividend per share		$1.11

Same-Store Guidance		Full Year 2015
Revenue growth		3.75% to 4.25%
Expense growth		2.50% to 3.00%
NOI growth		4.00% to 5.00%
Physical occupancy		96.5%
Same-Store homes		36,066

Sources of Funds ($ in millions)		Full Year 2015
Sales Proceeds and Debt and Equity Issuances		$700 to $850
Construction Loan Proceeds		$120 to $140

Uses of Funds ($ in millions)		Full Year 2015
Debt maturities (weighted average interest rate of 5.5%)		$516
Development and redevelopment spending		$400 to $450
Acquisitions		$0 to $150

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2015
Interest		($125) to ($130)
General and administrative, gross (2)		($49) to ($51)
Tax benefit for TRS		$3 to $5
Total joint venture FFO, Including fee income		$50 to $55
Non-recurring items:
Disposition-related FFO		$8 to $10
Acquisition-related costs		$0.0 to $0.50
LTI transition costs		$2 to $4
Average stabilized homes		40,000
Recurring capital expenditures per home		$1,150
Revenue enhancing capital expenditures		$15 to $20
Kitchen & Bath capital expenditures		$5 to $10
One-time infrastructure repair		$5 to $7

(1) See Attachment 16 for definitions and other terms.
(2) Includes an estimated $12 million of Long Term Incentive Plan compensation expense, including $3 million related to program transition expense.

Attachment 16(A)

UDR, Inc.
Definitions and Reconciliations
December 31, 2014
(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO"):  The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations:  Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented.  This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the periods ended December 31, 2014 and 2013, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013.

During the twelve months ended December 31, 2013, UDR sold 2 communities with a total of 914 homes. During the twelve months ended December 31, 2014, UDR sold one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	4Q 2014	4Q 2013	YTD 2014	YTD 2013
Rental income	$—	$2,021	$147	$9,151
Rental expenses	—	777	225	3,511
Property management	—	56	4	252
Real estate depreciation	—	350	—	1,958
Other operating expenses	—	8	21	34
Non-property (income)/expense	—	(96)	—	(96)
Total expenses	—	1,095	250	5,659
Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property	—	926	(103)	3,492
Net gain on the sale of depreciable property, net of tax	—	(1,469)	75	(1,469)
Income tax benefit/(expense)	—	41,919	38	41,919
Income/(loss) from discontinued operations, net of tax	$—	$41,376	$10	$43,942

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio:  The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds From Operations as Adjusted:  The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.
Definitions and Reconciliations
December 31, 2014
(Unaudited)

Funds From Operations ("FFO"):  The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and is comparable to FFO, diluted in Attachment 2. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio:  The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest

In thousands		4Q 2014	YTD 2014
Income/(loss) from unconsolidated entities		$(2,074)	$(7,006)
Management fee		1,057	3,945
Interest expense		8,121	31,172
Depreciation		12,207	42,133
General and administrative		533	924
Other income/expense		(811)	(2,121)
Total Joint Venture NOI at UDR's Pro-Rata Ownership		$19,033	$69,047

JV Return on Equity ("ROE"):  The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA:  The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2014	3Q 2014	2Q 2014	1Q 2014	4Q 2013
Net income/(loss) attributable to UDR, Inc.	$65,417	$40,549	$30,007	$18,361	$36,700
Property management	5,668	5,598	5,527	5,345	5,233
Other operating expenses	2,174	2,009	2,162	1,926	1,925
Real estate depreciation and amortization	91,406	89,339	88,876	88,533	88,301
Interest expense	32,792	33,087	31,691	32,884	33,360
Casualty-related (recoveries)/charges, net	41	—	—	500	—
General and administrative	11,722	11,554	12,530	11,994	11,532
Tax provision/(benefit), net (includes valuation adjustment)	(7,087)	(2,492)	(2,190)	(3,329)	15
Income/(loss) from unconsolidated entities	2,074	939	428	3,565	(5,666)
Interest and other income, net	44	(9,061)	(1,426)	(1,415)	(1,328)
Joint venture management and other fees	(3,445)	(3,165)	(2,747)	(3,687)	(3,095)
Other depreciation and amortization	2,117	1,385	1,193	1,080	3,281
(Income)/loss from discontinued operations, net of tax	—	(79)	(18)	(24,294)	(41,376)
(Gain)/loss on sale of real estate owned, net of tax	(61,267)	(31,302)	(26,709)	87	—
Net income/(loss) attributable to noncontrolling interests	2,335	1,443	1,079	651	1,302
Total consolidated NOI	$143,991	$139,804	$140,403	$132,201	$130,184

Attachment 16(C)

UDR, Inc.
Definitions and Reconciliations
December 31, 2014
(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3:  RE3 is the Company's taxable REIT subsidiary ("TRS") that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.
Definitions and Reconciliations
December 31, 2014
(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2015 and first quarter of 2015 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2015
	Low	High
Forecasted earnings per diluted share	$0.17	$0.24
Conversion from GAAP share count	(0.07)	(0.08)
Depreciation	1.49	1.49
Noncontrolling Interests	—	—
Preferred Dividends	0.01	0.01
Forecasted FFO per diluted share	$1.60	$1.66
Disposition-related FFO	(0.03)	(0.03)
LTI Transition costs	0.01	0.01
Acquisition-related and other costs	—	—
Forecasted FFO as Adjusted per diluted share	$1.58	$1.64
Recurring capital expenditures	(0.17)	(0.17)
Forecasted AFFO per diluted share	$1.41	$1.47

	1Q 2015
	Low	High
Forecasted earnings per diluted share	$0.06	$0.08
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.37	0.37
Noncontrolling Interests	—	—
Preferred Dividends	—	—
Forecasted FFO per diluted share	$0.41	$0.43
Disposition-related FFO	(0.03)	(0.03)
LTI Transition costs	—	—
Acquisition-related and other costs	—	—
Forecasted FFO as Adjusted per diluted share	$0.38	$0.40
Recurring capital expenditures	(0.03)	(0.03)
Forecasted AFFO per diluted share	$0.35	$0.37

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